EXHIBIT 10.3

November 26, 2010

Dean E. Sukowatey, President

ALL Fuels & Energy Company

6165 N.W. 86th Street

Johnston, Iowa 50131

              Re:        Legal Services

Dear Mr. Sukowatey:

              This will memorialize our oral agreement whereby we agreed to perform $25,000 in legal services on behalf of ALL Fuels & Energy Company, in consideration of 2,500,000 restricted shares of common stock to be issued to Newlan & Newlan, Attorneys at Law. It is further our agreement that this letter agreement is to cover legal services through February 28, 2011.

              Should the foregoing accurately reflect our agreement, you need not respond to this letter.

              Thank you for the opportunity to be of service.

                                                                                      Sincerely,

                                                                                      /s/

                                                                                      Newlan & Newlan

EN/akh